UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2009

CREDO PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-8877	84-0772991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1801 Broadway, Suite 900 Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 297-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.              Other Events.

On June 30, 2009, Timothy J. Pownell, the Company’s former President and Chief Operating Officer, filed suit in the United States District Court for the District of Colorado, Case 1:09-cv-01540-CMA, seeking damages for a variety of claims relating to the separation of his employment, including breach of contract, fraud, declaratory relief and Colorado Wage Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 6, 2009.

CREDO Petroleum Corporation

By:	/s/ Alford B. Neely
Alford B. Neely
Chief Financial Officer